UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-05379

SPROTT FOCUS TRUST, INC.
(Exact name of registrant as specified in charter)

Royal Bank Plaza, South Tower
200 Bay Street, Suite 2600
Toronto, Ontario, Canada M5J 2J1
(Address of principal executive offices)

The Prentice-Hall Corporation System, MA
7 St. Paul Street, Suite 820
Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code:
(203) 656-2401
Date of fiscal year end: December 31, 2022
Date of reporting period: January 1, 2022 – December 31, 2022
EXPLANATORY NOTE
The Registrant is filing this amendment to its Form N-CSR for the period ended December 31, 2022, originally filed with the Securities and Exchange Commission on March 4, 2022 (Accession Number 0001193125-22-065958). The purpose of this amendment is to (i) provide or revise certain required performance tables; (ii) add required disclosure regarding past performance results; (iii) provide the results of certain past Fund shareholders' meetings; (iv) add Section 19(a) distribution information; and (v) update the time periods in Item 11 (Controls and Procedures) and certifications (Items 13(a)(2) and 13(b)). Except as set forth above (and the dates included on the signature page and the certifications required by Rule 30a-2(a) and Rule 30a-2(b)), this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.

Item 1.	Reports to Shareholders.

Annual Report

December 31, 2022

Beginning December 31, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Sprott Focus Trust’s (“the Fund”) semi-annual and annual financial reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on www.sprottfocustrust.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor and your shares are held with our transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to “Communication Preferences”. You may also call Computershare at 1.800.426.5523.
You may elect to receive all future reports in paper form at no cost to you. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call Computershare at 1.800.426.5523. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end
funds you hold.

Managed Distribution Policy
The Board of Directors of Sprott Focus Trust, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”). Under the MDP, the Fund pays quarterly distributions at an annual rate of 6% of the rolling average of the prior four quarter-end net asset values, with the fourth quarter distribution being the greater of this annualized rate or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by the Fund’s MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders.

Performance
(Unaudited)

Market Price Average Annual Total Returns
As of December 31, 2022 (%)

FUND	1 YR	3 YR	5 YR	10 YR	15 YR	20 YR	SINCE INCEPTION	INCEPTION DATE
Sprott Focus Trust	-0.91	11.63	8.90	9.55	5.66	10.70	10.01	11/1/96	1

INDEX
Russell 3000 TR Index 2	-19.21	7.07	8.79	12.13	8.66	9.88	8.69
1
Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA Inc. became the investment adviser and investment sub-adviser,
respectively, of the Fund.

2
Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell
®
is a trademark of Russell Investment Group. The Russell 3000 Total Return index measures the performance of the largest 3,000 U.S. companies. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index.

Past performance does not predict future performance and that the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.
Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold.
The Fund is a closed-end registered investment company whose shares of common stock may trade at a discount to their net asset value. Shares of the Fund’s common stock are also subject to the market risks of investing in the underlying portfolio securities held by the Fund.
The Fund’s shares of common stock trade on the Nasdaq Select Market. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares of closed-end funds are sold on the open market through a stock exchange. For additional information, contact your financial advisor or call 203.656.2430. Investment policies, management fees and other matters of interest to prospective investors may be found in the closed-end fund prospectus used in its initial public offering, as revised by subsequent stockholder reports.

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MANAGER’S DISCUSSION (Unaudited)
Sprott Focus Trust

Whitney George

DEAR FELLOW SHAREHOLDERS,
We never thought we would be pleased to report that Sprott Focus Trust’s (FUND) performance was unchanged for the year, but here we are. Sprott Focus Trust was up 0.08% on a Net Asset Value (NAV) basis and down 0.91% in total market return in 2022 due to a very modest widening of the market price discount to NAV. We are proud of this performance, given that 2022 represented one of the worst years in four decades for traditionally balanced investors. Equity markets were broadly down, with the S&P 500 Index losing 18.11% and many popular asset sectors faring even worse. Fixed Income markets suffered their worst performance on record, with bonds declining 13.01% as measured by Bloomberg Barclays US Agg Total Return Value Unhedged USD Index.
FUND’s 0.08% NAV return for 2022 compares very favorably to the 19.21% decline in the Russell 3000 Total Return Index, FUND’s performance benchmark. Last year’s results for FUND also improved its longer-term relative performance. FUND’s
3-,
5-
and
10-year
NAV returns as of year end were 9.53%, 7.67% and 8.61%, respectively, compared to 7.07%, 8.79% and 12.13%, respectively, for the Russell 3000 TR Index. These results validate our long-term approach of investing in undervalued, high-quality companies while rewarding our patient shareholders.
Last year we wrote, “Clearly, 2021 was a great year for most equity investors, and it set a high bar that is unlikely to be repeated in 2022. Yet, due to the many factors discussed in this letter, we remain optimistic about FUND’s prospects, especially on relative terms.” We got that right! Perhaps it would be wise for us to quit while we are ahead with predictions, but for 2023 we expect more of the same but anticipate less downside severity.
2022 was a roller coaster year for FUND’s performance. While the broad equity indices peaked on the first day, we had a very strong start to the year due to our overweighting in hard asset sectors, including energy, mining and steel. Like 2021, the big macroeconomic story in 2022 was the return of inflation. The unexpected and tragic Russian invasion of Ukraine accelerated what we believe to be long-term structural inflationary forces. Both deglobalization and decarbonization have been with us for several years but have many more years to play out. The Russia-Ukraine war brought those macro themes to the forefront for all to see and jump started the political war against inflation. As the Federal Reserve (“Fed”) began the most aggressive rate hiking cycle in decades, all markets beat a hasty retreat during 2022’s second quarter. We then enjoyed a nice recovery based on the disbelief that the Fed would or could increase interest rates at 75 basis points per meeting only to slump again in late summer/early fall, as central bankers repeated their resolve to fight inflation at any cost.
Finally, we experienced some recovery in the year’s final months as market participants began to forecast a recession that would bring an end to high inflation and, therefore, further rate hikes. Around mid October, Secretary of the Treasury Janet Yellen expressed concerns about liquidity in the U.S. Treasury market. The U.S. dollar peaked and liquidity conditions improved. Quite a ride last year! We expect inflation to moderate in 2023 because the year-over-year comparisons are easy. But the longer-term forces at work will not likely permit developed economies to sustainably return to anything close to the targeted 2% rate for a very long time. In 2023, we expect inflation targets will become more realistic, calculations will be adjusted, or both.
Portfolio Activity
Patience is an important investor attribute, especially during bear markets. Warren Buffett characterized it appropriately when he remarked, “the stock market is a device for transferring money from the impatient to the patient”. Great long-term investment opportunities often arise during periods like this, but without patience and its close companion discipline, investment results can suffer. Portfolio turnover was just shy of 20% for 2022, in line with last year, and with both years being somewhat below our typical level of activity as we continue to exercise patience and discipline during highly volatile and illiquid markets.
Five portfolio positions were liquidated in 2022, with our rationale for selling both Aclara Resources and Franklin Resources discussed in the semi-annual letter. During the year’s second half, we also exited Hochschild Mining, Industrias Bachoco and Western Digital. Hochschild Mining is a London-listed primary silver miner with three operating assets in South America. The company has struggled recently as the triple challenges of generally lower silver prices and declining ore grades were met with higher operating costs, negatively impacting near-term financial results. Over the medium term, there is skepticism about Hochschild’s ability to replace reserves and expand production as one of its key assets, the Pallancata silver/gold mine, nears depletion. The company is focused on brownfield exploration potential at key producing mine assets Inmaculada and San Jose, while construction continues at the newly acquired Mara Rosa project in Brazil. Despite the promise these initiatives represent, we chose to further consolidate our precious metals exposure among existing names in FUND’s portfolio where we have greater confidence.
Industrias Bachoco is the largest poultry producer in Mexico. During the year, the controlling Robinson Bours family (with approximately 73% economic and voting interest) initiated a voluntary tender offer for up to all of the outstanding shares of Bachoco, which are not

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  2022 Annual Report to Stockholders

MANAGER’S DISCUSSION (Unaudited)

owned by the family or its affiliates at a price which we believe significantly undervalued the company. Despite our efforts with a consortium of local and foreign co-investors,
we were unsuccessful in encouraging a higher offer price. Having little legal recourse in accordance with local Mexican securities regulations and having learned of their directors’ malintent, we sold our position into the modest recovery of Bachoco’s share price.
Our investment in Western Digital Corporation has been a disappointment, despite the company enjoying leading competitive positions in critical technology products and solutions relating to data storage. Hard disk drives (HDDs) have been the prevailing data storage technology for decades, and of which Western Digital remains a strong competitor today. As demand for personal computers (PCs) declined, NAND flash memory technology replaced HDDs in most modern applications. Previous management, partly to remain relevant, orchestrated a transformative deal to acquire leading NAND flash memory provider SanDisk in 2016. The promised synergies from combining the two have not materialized in the six years since, and the company is now considering a separation. The only transformation we have seen has been in Western Digital’s capital structure, with its pre-acquisition
net cash balance sheet now severely indebted. With a strategic review underway and the two as separately reporting business units since 2020, reversing the 2016 transaction looks likely. Having lost confidence in Western Digital’s management and considering the elevated balance sheet risk we try to mitigate through careful stock selection, we decided to redeploy sale proceeds into more compelling portfolio positions.
We established a new position in Steel Dynamics earlier in the year, as discussed in the semi-annual letter. We also mentioned at mid-year
that we had nibbled on four names we know well and whose share prices were near our buy targets, hoping for market dislocation to provide an opportunity to build new positions fully. Only Cirrus Logic and Exxon Mobil offered sufficient discounts to fair value to add further during the second half of 2022, with more patience needed with Lam Research and Sims Limited. In investing, as in life, patience usually pays.
Performance Contributors and Detractors

Top Contributions to Performance
Year-to-date
through 12/31/2022 (%)
1

Helmerich & Payne, Inc.	3.73
Cal-Maine Foods, Inc.	2.02
Pason Systems Inc.	1.44
Nucor Corporation	1.35
Reliance Steel & Aluminum Co.	1.26
1	Includes dividends.
Top Detractors from Performance
Year-to-date
through 12/31/2022 (%)
1

Western Digital Corporation	-2.10
Kennedy-Wilson Holdings, Inc.	-1.57
Schnitzer Steel Industries, Inc. Class A	-1.52
Artisan Partners Asset Management, Inc. Class A	-1.51
THOR Industries, Inc.	-0.93
1	Net of dividends.

Figure 1
Figure 1 shows which positions contributed and detracted the most from FUND’s aggregate performance during the year. Helmerich & Payne, the leading drilling solutions provider to North American oil and gas producers, tops the list of contributors as its shares more than doubled during 2022, contributing 3.73% to FUND’s performance. Demand for drill rigs and related drilling services has recovered strongly, driving economic returns to levels not experienced since 2014. During its recent year-end
results call with analysts, the company cited “significant momentum heading into fiscal 2023.” Comparisons by management to 2014 imply continued undervaluation in Helmerich & Payne shares, despite the great performance in 2022.
The favorable conditions driving
Cal-Maine’s
earnings and share price in the first half of 2022 continued during the remainder of the year.
Cal-Maine
Foods was FUND’s second-best contributor, adding 2.02% to overall performance. High feed costs and avian influenza driven supply disruptions continued to drive fresh shell egg pricing. Lower shell egg inventories near year end, combined with increased seasonal demand from the holiday baking season, resulted in several weeks of record-high egg prices in December. Pason Systems is a drilling services technology company serving oil and gas producers. Industry conditions steadily improved, along with increased demand for the company’s products and technology. Pason shares continued to outperform in the second half of 2022, advancing well for the full year and contributing 1.44% to FUND’s overall performance.
Rounding out the top five contributors, Nucor Corporation and Reliance Steel & Aluminum contributed positively (contributing 1.35% and 1.26%, respectively) despite lower demand and pricing in the second half of the year. Both companies reported declines in revenues and operating profit recently. Nucor’s flexible production profile and Reliance Steel’s last-in-first-out
(LIFO) liquidation policy enabled both companies to mitigate the extreme cyclicality that has historically burdened less nimble integrated steel producers at cyclical troughs. Pricing of certain finished steel products improved in the final quarter of the year, lending support for a strong finish to a volatile year.
Western Digital was FUND’s top performance detractor for the year. The company’s troubles have been amply covered already in this letter. Still, we are reminded to be skeptical when evaluating future “transformational deals” that may arise since they generally have a poor record of success. One of our largest contributors in 2021, Kennedy-Wilson Holdings detracted from portfolio performance in 2022. Real estate investments, which are highly sensitive to changes in the cost of financing transactions, were negatively impacted by the Fed’s most aggressive rate hike cycle since 1980. Schnitzer Steel negatively impacted performance last year despite recording its second-best fiscal year in the company’s history. Notably, Schnitzer

2022 Annual Report to Stockholders
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MANAGER’S DISCUSSION (Unaudited)

was named the world’s most sustainable company by Corporate Knights, a Canadian media and research company focused on sustainability. Schnitzer’s significant scrap recycling business and its net carbon-free electricity use for the second year were key considerations. Quite an achievement for a company in such a hard-to-abate
industry as steel.
Artisan Partners hampered FUND’s performance during the year as its business is tied quite closely to the general performance of global equity markets. Simply put, it isn’t easy to insulate oneself in a down year. Artisan’s longstanding track record of outperformance over full market cycles gives us confidence in its future, despite the short-term negative impact of declining markets. Finally, THOR Industries underperformed as fears of recession exacerbated declining sales and order backlogs as the year progressed. THOR’s track record in previous economic downcycles also offers great optimism about its ability to weather this downturn.
Positioning

Top 10 Positions
(% of Net Assets)

The Buckle, Inc.	4.7
Federated Hermes, Inc. Class B	4.6
Helmerich & Payne, Inc.	4.6
Reliance Steel & Aluminum Co.	4.6
Pason Systems Inc.	4.5
Steel Dynamics, Inc.	4.4
Nucor Corporation	4.4
Westlake Corporation	4.2
AerSale Corporation	4.2
Vishay Intertechnology, Inc.	4.1

Portfolio Sector Breakdown
(% of Net Assets)

Materials	37.4
Financials	15.0
Energy	12.3
Consumer Discretionary	8.7
Real Estate	8.3
Industrials	5.7
Technology	5.5
Consumer Staples	4.0
Cash & Cash Equivalents	3.1
Figure 2
FUND had 34 equity investments at year end, down from 35 a year ago, and its 10 largest positions accounted for 44.40% of the portfolio. Over recent years, the portfolio’s increased concentration has been a by-product
of elevated valuations and our absolute value approach to security selection. As markets rallied, the available pool of undervalued securities shrank. We look forward to an expanding universe of high-quality companies to invest in as markets hopefully continue to fall and offer disciplined investors great long-term opportunities. Cash and cash equivalents are also a by-product
of the opportunities we perceive from the bottom up; at just 3.15%, we are relatively fully invested at year end and quite content with portfolio positioning. We were able to reduce our cash position by spending approximately $4.9 million to repurchase 563,212 shares of FUND during the calendar year 2022.
Materials remain our largest sector exposure at 37.39%. While the precious metals basket remains an attractive and core strategic exposure, this year marks another increased allocation to the steel sector. Four steel producers, Nucor Corp, Reliance Steel, Schnitzer Steel and Steel Dynamics comprise more than 16% of the portfolio at year end, versus 11% a year ago.

Portfolio Diagnostics

Fund Net Assets	$254 million
Number of Holdings	34
2022 Annual Turnover Rate	19.65%
Net Asset Value	$8.49
Market Price	$7.97
Average Market Capitalization 1	$3,330 million
Weighted Average P/E Ratio 2,3	8.82x
Weighted Average P/B Ratio 2	1.69x
Weighted Average Yield	2.67%
Weighted Average ROIC	27.63%
Weighted Average Leverage Ratio	1.90x
Holdings ≥ 75% of Total Investments	19
U.S. Investments (% of Net Assets)	74.18%
Non-U.S. Investments (% of Net Assets)	25.82%
Figure 3

1
Geometric Average.
This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Sprott believes offers a more accurate measure of average market cap than a simple mean or median.

2
Harmonic Average.
This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

3	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6.91% of holdings as of 12/31/2022).
Outlook
Not to date ourselves, but we have been investing for a long time, and 2022 represented the beginning of our sixth bear market. Bear markets come in a couple of forms and always surprise the majority of investors. Some are short in duration and over before there is much time to capitalize on new opportunities, like the 1987 and 2020 bear markets. These short bear markets are often caused by systemic shocks like portfolio insurance gone wrong in 1987 or the
COVID-19
pandemic lockdown in 2020. Others are more prolonged, lasting two years or more, while markets adjust to a new paradigm. The 1980 “war against inflation” and the 2000 dot.com bubble burst are

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  2022 Annual Report to Stockholders

MANAGER’S DISCUSSION (Unaudited)

examples of longer duration bear markets. Fortunately, bear markets always end and often lead to fabulous returns for those who are proactive and patient.
To us, the current bear market feels most like the 2000-2002 experience. The combination of free money (0% interest rates) and innovations in software, services, investing and even money (cryptocurrencies) accelerated during the
COVID-19
lockdown of 2020-2021. We found new ways to communicate and shop remotely. We learned new ways to invest in disruptive technologies, meme stocks and SPACs (blank check companies). We even invented new currencies that were believed to be more efficient and safer than U.S. dollars or gold. For anyone with more than a couple of decades of investment experience, this looks remarkably like the late 1990s. Back then, we had Alan Greenspan as Chairman of the Federal Reserve. He was probably the modern architect of the “Fed Put”, the concept that our central bankers could quickly step in and provide liquidity via low interest rates and printed cash to avert any emerging global economic crisis. This was demonstrated in 1998 during the implosion of the hedge fund Long-Term Capital Management and the Asian Crisis. At the same time, we enjoyed a boom in electronic and medical innovation. The Internet brought new ways to communicate and transact, creating the dot.com bubble. For a brief period, IPO shares became the most favored currency. Then in March of 2000, after we had passed into a new century without incident, the free money went away. Initially, the most speculative investments were liquidated, but eventually, all equity markets were pressured, leading to a negative wealth effect and ultimately a recession.
Then, like now, plenty of overlooked and undervalued businesses could be bought in more traditional industries like food, energy and materials. But it took more than two years after the dot.com bubble burst for markets to sort out the survivors and thrivers in the newer industries. We are now in a similar situation, and we suspect that this bear market is not likely to be short. Certainly, events move faster today than 20 years ago and 2022 was a painful year. Yet, there are still large systematic issues to be addressed and powerful inflationary forces in energy and trade that are likely to keep interest rates higher for longer. The free money rocket fuel for markets is gone. Even when the Fed ends its interest rate hiking and quantitative tightening program, we will likely be in recession with only its severity left to debate. In 2023, we believe the sorting will begin and we have early clues as to how that might look. Gold and silver did their job of preserving wealth last year and have started this year strongly as more investors take notice. As we mentioned, traditional energy did well as the Russia-Ukraine war woke the developed world up to the real costs of decarbonization. Energy transition policies are bound to uncover large supply deficits in the basic essential materials required to produce cleaner power. A massive infrastructure plan should begin in earnest this year. Combined with trade policies calling for more onshoring or nearshoring of our manufacturing base, this will produce a relatively favorable backdrop for our heavily weighted investment in steel producers, irrespective of more difficult economic conditions.
We believe Sprott Focus Trust is well positioned to continue to weather the current bear market. Higher inflation and interest rates have already compressed equity valuations, but our portfolio entered last year with historically low metrics in terms of price-to-book
value,
price-to-earnings
and
price-to-cash
flow. That is still true as of this writing. We expect the focus to shift to individual industry and company fundamentals in the coming year. With near record high returns of capital and dividend yields and an unlevered balance sheet, FUND’s portfolio holdings should survive a bad recession and thrive if conditions are more benign. We will always be on the lookout for the new opportunities that will inevitably present themselves.
As always, we would like to thank our partners at FUND, Matt Haynes and Basia Dworak, who contribute to all aspects of managing FUND. The finance and operations teams at Sprott in Toronto make our jobs fun and easy. Finally, we would like to thank our shareholders, many of them very long term, for their patience and support. It was a long time coming, but both active and value investing seem to have returned and we are excited about our prospects. Please feel free to call or email us with any questions or to say hello.
Sincerely,
W. Whitney George
Senior Portfolio Manager
January 25, 2023

2022 Annual Report to Stockholders
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  2022 Annual Report to Stockholders

PERFORMANCE REVIEW (Unaudited)	SYMBOLS MARKET PRICE: FUND NAV: XFUNX

Growth of $10,000 (as of December 31, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the performance of the Fund’s benchmark index

This chart assumes an initial gross investment of $10,000 made on 10/31/1996. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The performance included in the chart does not reflect the deduction of taxes on Fund distributions.

The Russell 3000 Index is a capitalization-weighted index measuring the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Returns include the reinvestment of all dividends. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index.

Calendar Year Total Returns (%)

YEAR	FUND (NAV)
2022	0.1
2021	22.9
2020	6.8
2019	32.7
2018	-17.0
2017	18.5
2016	24.8
2015	-11.1
2014	0.3
2013	19.7
2012	11.4
2011	-10.5

YEAR	FUND (NAV)
2010	21.8
2009	54.0
2008	-42.7
2007	12.2
2006	15.8
2005	13.7
2004	29.3
2003	54.3
2002	-12.5
2001	10.0
2000	20.9
1999	8.7
Past performance does not predict future performance and that the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small-/mid-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund also generally invests a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Fund’s overall value to decline to a greater degree. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 3, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2022 to date.

2022 Annual Report to Stockholders
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History Since Inception
(Unaudited)
The following table details the share accumulations by an initial investor in the Fund who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Fund.

HISTORY		AMOUNT REINVESTED	PURCHASE PRICE 1	SHARES	NAV VALUE 2	MARKET VALUE 2
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.15		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.15		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47 3		6.535	228	15,856	15,323
3/11/09	Distribution $0.09 3		3.830	78	24,408	21,579
12/31/10					29,726	25,806
2011	Annual distribution total $0.41 3		6.894	207	26,614	22,784
2012	Annual distribution total $0.46		6.686	255	29,652	25,549
2013	Annual distribution total $0.40		7.222	219	35,501	31,166
2014	Annual distribution total $0.42		7.890	222	35,617	31,348
2015	Annual distribution total $0.44		6.655	296	31,657	26,726
2016	Annual distribution total $0.40		6.609	287	36,709	31,423
2017	Annual distribution total $0.52		7.603	345	46,794	41,502
2018	Annual distribution total $0.69		6.782	565	38,836	33,669
2019	Annual distribution total $0.46		6.870	403	51,523	45,688
2020	Annual distribution total $0.55		6.038	603	55,033	46,996
2021	Annual distribution total $0.76		8.183	633	67,517	64,018
2022	Year-to-date distribution total $0.54		7.965	500	67,448	63,317
12/31/2022		$7,044		7,944

1	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
2	Values are stated as of December 31 of the year indicated, after reinvestment of distributions.
3	Includes a return of capital.

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  2022 Annual Report to Stockholders

Distribution Reinvestment and Cash Purchase Options
(Unaudited)

Why should I reinvest my distributions?
By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.
How does the reinvestment of distributions from the Fund work?
The Fund automatically issues shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.
How does this apply to registered stockholders?
If your shares are registered directly with the Fund, your distributions are automatically reinvested unless you have otherwise instructed the Fund’s transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.
What if my shares are held by a brokerage firm or a bank?
If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on behalf, you should have your shares registered in your name in order to participate.
What other features are available for registered stockholders?
The Distribution Reinvestment and Cash Purchase Plan also allows registered stockholders to make optional cash purchases of shares of the Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your FUND shares with Computershare for safekeeping. Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans.
How does the Plan work for registered stockholders?
Computershare maintains the accounts for registered stockholders in the Plan and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for FUND held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.
How can I get more information on the Plan?
You can call an Investor Services Representative at (203) 656-2430 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: Sprott Focus Trust Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 30170, College Station, TX 77842-3170, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

2022 Annual Report to Stockholders
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Sprott Focus Trust	December 31, 2022

Schedule of Investments
Common Stocks – 96.9%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 8.7%
AUTOMOBILES – 4.0%
Thor Industries, Inc. 1	135,000	$10,191,150

SPECIALTY RETAIL – 4.7%
Buckle, Inc. (The)	265,000	12,017,750
Total (Cost $16,512,309)		22,208,900

CONSUMER STAPLES – 4.0%
FOOD PRODUCTS – 4.0%
Cal-Maine Foods, Inc.	185,000	10,073,250
Total (Cost $6,500,639)		10,073,250

ENERGY – 12.3%
ENERGY EQUIPMENT & SERVICES – 9.7%
Helmerich & Payne, Inc.	235,000	11,648,950
Pason Systems, Inc. 1	980,000	11,537,075
Smart Sand, Inc. 2	750,000	1,342,500

		24,528,525

OIL, GAS & CONSUMABLE FUELS – 2.6%
Exxon Mobil Corp.	60,000	6,618,000
Total (Cost $17,607,391)		31,146,525

FINANCIALS – 15.0%
CAPITAL MARKETS – 11.4%
Artisan Partners Asset Management, Inc.	305,000	9,058,500
Ashmore Group plc	1,500,000	4,341,340
Federated Hermes, Inc.	325,000	11,800,750
Value Partners Group Ltd.	10,000,000	3,689,729

		28,890,319

DIVERSIFIED FINANCIAL SERVICES – 3.6%
Berkshire Hathaway, Inc. 2	30,000	9,267,000
Total (Cost $34,413,931)		38,157,319

INDUSTRIALS – 5.7%
AEROSPACE & DEFENSE – 4.2%
AerSale Corp. 2	655,000	10,624,100

MARINE – 1.5%
Clarkson plc	100,000	3,910,954
Total (Cost $9,013,316)		14,535,054

INFORMATION TECHNOLOGY – 5.5%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 4.1%
Vishay Intertechnology, Inc.	480,000	10,353,600

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.4%
Cirrus Logic, Inc. 2	45,000	3,351,600
Lam Research Corp.	500	210,150

		3,561,750
Total (Cost $12,727,831)		13,915,350

Schedule of Investments

	SHARES	VALUE

MATERIALS – 37.4%
CHEMICALS – 4.2%
Westlake Chemical Corp.	105,000	$10,766,700

METALS & MINING – 33.2%
Agnico Eagle Mines Ltd.	160,000	8,318,400
Barrick Gold Corp.	250,000	4,295,000
Centamin plc	3,200,000	4,367,695
DDH1 Ltd.	12,000,000	7,271,480
Gemfields Group Ltd. 1	13,500,000	3,058,927
Major Drilling Group International, Inc. 2	1,000,000	7,769,572
Nucor Corp. 1	85,000	11,203,850
Pan American Silver Corp.	200,000	3,268,000
Reliance Steel & Aluminum Co.	57,500	11,640,300
Schnitzer Steel Industries, Inc.	260,000	7,969,000
Seabridge Gold, Inc. 2	300,000	3,774,000
Sims Ltd. 1	13,500	120,316
Steel Dynamics, Inc.	115,000	11,235,500

		84,292,040
Total (Cost $74,312,792)		95,058,740

REAL ESTATE – 8.3%
REAL ESTATE MANAGEMENT & DEVELOPMENT – 8.3%
FRP Holdings, Inc. 2	120,000	6,463,200
Kennedy-Wilson Holdings, Inc.	580,000	9,123,400
Marcus & Millichap, Inc.	160,000	5,512,000

		21,098,600
Total (Cost $17,022,129)		21,098,600

TOTAL COMMON STOCKS
(Cost $188,110,338)		246,193,738

REPURCHASE AGREEMENT – 2.9%
Fixed Income Clearing Corporation, 1.28 % dated 12/30/22, due 01/03/23, maturity value $7,501,957.10 (collateralized by obligations of various U.S. Treasury Note, 0.25% due 07/31/25, valued at $7,650,954.52)		7,500,890
Total (Cost $7,500,890)		7,500,890

SECURITIES LENDING COLLATERAL – 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio 3	840,210	840,210
Total (Cost $840,210)		840,210

TOTAL INVESTMENTS – 100.1%
(Cost $196,451,438)		254,534,838

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(340,753)

NET ASSETS – 100.0%		$254,194,085

1
Security (or a portion of the security) is on loan. As of December 31, 2022, the market value of securities loaned was $22,277,825. The loaned securities were secured with cash collateral of $840,210 and non-cash
collateral with a value of $22,067,000. The
non-cash
collateral received consists of equity securities, and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

2	Non-Income producing.
3	Represents an investment of securities purchased from cash collateral received from lending of portfolio securities.

10 | 2022 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Sprott Focus Trust	December 31, 2022

Statement of Assets and Liabilities

ASSETS:
Investments at value (cost $188,950,548)	$247,033,948
Repurchase agreements (cost $7,500,890)	7,500,890
Foreign currency at value (cost $345,341)	355,030
Cash	25,000
Receivable for investments sold	674,839
Receivable for dividends and interest	283,796
Receivable for securities lending income	3,522
Total Assets	255,877,025
LIABILITIES:
Obligation to return securities lending collateral	840,210
Payable for investments purchased	536,275
Payable for investment advisory fee	223,418
Audit fees	37,200
Legal fees	5,535
Administration fees	4,505
Accrued expenses	35,797
Total Liabilities	1,682,940
Net Assets	$254,194,085
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 29,940,765 shares outstanding (150,000,000 shares authorized)	$194,365,177
Distributable earnings	59,828,908
Net Assets (net asset value per share $8.49)	$254,194,085

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Annual Report to Stockholders | 11

Sprott Focus Trust	Year Ended December 31, 2022

Statement of Operations

INVESTMENT INCOME:

INCOME:
Dividends 1	$6,733,438
Interest	29,545
Securities lending	28,974
Total Income	6,791,957
EXPENSES:
Investment advisory fees	2,566,845
Other expenses	103,987
Custody and transfer agent fees	68,043
Stockholders reports	66,655
Administrative fees	39,454
Audit fees	37,181
Legal fees	32,769
Directors’ fees	20,968
Total expenses	2,935,902
Compensating balance credits	(355)
Net expenses	2,935,547
Net Investment Income (loss)	3,856,410
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	8,981,710
Foreign currency transactions	(34,563)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments and foreign currency translations	(13,614,592)
Other assets and liabilities denominated in foreign currency	(39)
Net realized and unrealized gain (loss) on investments and foreign currency	(4,667,484)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(811,074)

1	Net of foreign taxes withheld of $120,904.

12 | 2022 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Sprott Focus Trust	December 31, 2022

Statements of Changes

	YEAR ENDED DEC. 31, 2022	YEAR ENDED DEC. 31, 2021

INVESTMENT OPERATIONS:
Net investment income (loss)	$3,856,410	$4,587,687
Net realized gain (loss) on investments and foreign currency	8,947,147	21,186,398
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(13,614,631)	25,916,794
Net increase (decrease) in net assets from investment operations	(811,074)	51,690,879
DISTRIBUTIONS:
Total Distributions	(15,842,950)	(22,028,451)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	7,095,171	13,406,853
Shares Redeemed	(4,934,619)	(17,282,698)
Total capital stock transactions	2,160,552	(3,875,845)
Net increase (decrease) in Net Assets	(14,493,472)	25,786,583
NET ASSETS
Beginning of period	268,687,557	242,900,974
End of period	$254,194,085	$268,687,557

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Annual Report to Stockholders | 13

Sprott Focus Trust	December 31, 2022

Financial Highlights
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

YEAR ENDED DEC. 31, 2022	YEAR ENDED DEC. 31, 2021	YEAR ENDED DEC. 31, 2020	YEAR ENDED DEC. 31, 2019	YEAR ENDED DEC. 31, 2018
Net Asset Value, Beginning of Period	$9.07	$8.08	$8.30	$6.69	$8.93
INVESTMENT OPERATIONS:
Net investment income (loss) 1	0.13	0.16	0.15	0.12	0.17
Net realized and unrealized gain (loss) on investments and foreign currency	(0.16)	1.57	0.24	1.99	(1.67)
Total investment operations	(0.03)	1.73	0.39	2.11	(1.50)
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income 1	(0.10)	(0.35)	(0.33)	(0.07)	(0.24)
Net realized gain on investments and foreign currency 1	(0.44)	(0.41)	(0.22)	(0.39)	(0.45)
Total distributions to Common Stockholders	(0.54)	(0.76)	(0.55)	(0.46)	(0.69)
CAPITAL STOCK TRANSACTIONS:
Effect of share repurchase program	0.01	0.06	0.00	2	—	—
Effect of reinvestment of distributions by Common Stockholders 1	(0.02)	(0.04)	(0.06)	(0.04)	(0.05)
Total capital stock transactions	(0.01)	0.02	(0.06)	(0.04)	(0.05)
Net Asset Value, End of Period	$8.49	$9.07	$8.08	$8.30	$6.69
Market Value, End of Period	$7.97	$8.60	$6.90	$7.36	$5.78
TOTAL RETURN: 3
Net Asset Value	0.08%	22.93%	6.80%	32.67%	(17.01)%
Market Value	(0.91)%	36.49%	2.86%	36.17%	(19.15)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment Advisory fee expense	1.00%	1.00%	1.00%	1.00%	1.00%
Other operating expenses	0.14%	0.12%	0.18%	0.11%	0.24%
Net expenses	1.14%	1.12%	1.18%	1.11%	1.20%
Expenses prior to balance credits	1.14%	1.12%	1.18%	1.11%	1.24%
Net investment income (loss)	1.50%	1.70%	2.04%	1.57%	2.00%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$254,194	$268,688	$242,901	$235,322	$181,749
Portfolio Turnover Rate	20%	22%	35%	30%	31%

1	Calculated using average shares outstanding during the period.
2	Represents less than $0.005.
3
The Net Asset Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period using net asset value. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Market Value Total Return is calculated on the same basis, except that the Fund’s market value is used on the purchase and sale dates instead of net asset value.

14 | 2022 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Sprott Focus Trust
Notes to Financial Statements
Organization:
Sprott Focus Trust, Inc. (the “Fund”) is a diversified
closed-end
investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988, and Sprott Asset Management LP and Sprott Asset Management USA Inc. (collectively, “Sprott”) assumed investment management responsibility for the Fund after the close of business on March 6, 2015. Royce & Associates, LLC was the Fund’s previous investment manager.
Summary of Significant Accounting Policies:
The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies” and Accounting Standards Update
2013-08.
At December 31, 2022, officers, employees of Sprott, Fund directors, and other affiliates owned approximately 48% of the Fund.
USE OF ESTIMATES:
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.
VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. All exchange traded securities are valued using the last trade or closing sale price from the primary publicly recognized exchange. If no current closing sale price is available, the mean of the closing bid and ask price is used. If no current day price quotation is available, the previous business day’s closing sale price is used. Investments in open-end mutual funds such as money market funds are valued at the closing NAV. The Fund values its
non-U.S.
dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of the Fund’s investment, or in the event that it is determined that valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued in accordance with the Adviser’s policies and procedures as reflecting fair value (“Fair Value Policies and Procedures”). U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Fund (the “Board”) has approved the designation of the Adviser of the Fund as the valuation designee for the Fund. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Fair Value Policies and Procedures as reflecting fair value. The Adviser has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments.
The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for fair valued investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements).

2022 Annual Report to Stockholders
|

Sprott Focus Trust
Notes to Financial Statements (continued)

Level 3 –
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the Fund’s investments as of December 31, 2022 based on the inputs used to value them. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$246,193,738	$—	$—	$246,193,738
Repurchase Agreements	—	7,500,890	—	7,500,890
Securities Lending Collateral	840,210	—	—	840,210
Total	$247,033,948	$7,500,890	$—	$254,534,838
There were no transfers between levels for investments held at the end of the period.
COMMON STOCK:
The Fund invests a significant amount of assets in common stock. The value of common stock held by the Fund will fluctuate, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the issuers of common stock held by the Fund participate or factors relating to specific companies in which the Fund invests.
REPURCHASE AGREEMENTS:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market
daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The maturity associated with these securities is considered continuous.
FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.
TAXES:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.
The cost of total investments for Federal income tax purposes was $195,555,001. At December 31, 2022, net unrealized appreciation for all securities was $58,979,837, consisting of aggregate gross unrealized appreciation of $71,905,055 and aggregate gross unrealized depreciation of $(12,925,218).

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  2022 Annual Report to Stockholders

Sprott Focus Trust
Notes to Financial Statements (continued)

DISTRIBUTIONS:
The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 6% of the rolling average of the prior four calendar quarter-end
NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.5% of the rolling average or the distribution required by IRS regulations. Distributions are recorded on ex-dividend
date and to the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year-end
is distributed in the following year.
INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend
date.
Non-cash
dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity
method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.
EXPENSES:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one fund managed by Sprott are allocated equitably.
COMPENSATING BALANCE CREDITS:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned (interest accrued) on positive cash balances. The amount of credits earned on the Fund’s cash on deposit amounted to $355 for the year ended December 31, 2022.
CAPITAL STOCK:
The Fund issued 889,667 and 1,636,302 shares of Common Stock as reinvestments of distributions for the years ended December 31, 2022 and December 31, 2021, respectively.
On November 20, 2020, as part of its evaluation of options to enhance shareholder value, the Board of Trustees (the “Board”) authorized Sprott to repurchase up to $50 million in aggregate purchase price of the currently outstanding shares of the Fund’s common stock through 2021. Under this share repurchase program, the Fund could purchase up to 5% of its outstanding common shares as of November 20, 2020, in the open market, until December 31, 2021. On June 4, 2021, the Board approved the purchase of an additional 5% of the Fund’s outstanding common shares, in the open market, until December 31, 2022. Board of Trustees reauthorized an additional 5% repurchase of shares for Sprott Focus Trust on June 3rd, 2022 until December 31, 2023. Any such repurchase would take place at the prevailing prices in the open market or in other transactions.
The following table summarizes the Fund’s share repurchases under its share repurchase program for the period ended December 31, 2022 and December 31, 2021:

	For year ended December 31, 2022	For year ended December 31, 2021
Dollar amount repurchased	$4,934,619	$17,282,698
Shares repurchased	563,212	2,099,831
Average price per share (including commission)	$8.68	$8.29
Weighted average discount to NAV	5.09%	9.89%

2022 Annual Report to Stockholders
|

Sprott Focus Trust
Notes to Financial Statements (continued)

INVESTMENT ADVISORY AGREEMENT:
The Investment Advisory Agreement between Sprott and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets. The Fund accrued and paid investment advisory fees totaling $2,566,845 to Sprott for the period ended December 31, 2022.
PURCHASES AND SALES OF INVESTMENT SECURITIES:
For the year ended December 31, 2022, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $49,332,788 and $65,000,565, respectively.
DISTRIBUTIONS TO STOCKHOLDERS:
The tax character of distributions paid to common stockholders during 2022 and 2021 were as follows:

DISTRIBUTIONS PAID FROM INCOME:	2022	2021
Ordinary Income	$5,414,264	$15,255,974
Long-term capital gain	10,428,686	6,772,477
	$15,842,950	$22,028,451
As of December 31, 2022, the tax basis components of distributable earnings included in stockholder’s equity were as follows:

Net unrealized appreciation (depreciation)	$58,989,398
Undistributed long-term capital gain	839,510
$59,828,908
As of December 31, 2022, the Fund did not have any post October capital or currency losses.
The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, and non-REIT
return of capital basis adjustments. For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book and tax differences. Any permanent differences resulting from different book and tax treatment are reclassified at year-end
and have no impact on net income, NAV or NAV per share to the fund. For the year ended December 31, 2022 there were no permanent differences requiring a reclassification between total distributable earnings (losses) and paid-in
capital.
Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years
(2019-2022)
and has concluded that as of December 31, 2022, no provision for income tax is required in the Fund’s financial statements.
Lending of Portfolio Securities:
The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. The Fund receives cash collateral, which may be invested by the lending agent in short-term instruments. Collateral for securities on loan is at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. As December 31, 2022, the cash collateral received by the Fund was invested in the State Street Navigator Securities Lending Government Money Market Portfolio, which is a 1940 Act registered money market fund. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Government Money Market Portfolio are for the same or similar services as fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included in the Schedule of Investments. The Fund could experience a delay in recovering its securities, a possible loss of income or value and record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. These loans involve the risk of delay in receiving additional collateral in the event that the collateral decreases below the value of the securities loaned and the risks of the loss of rights in the collateral should the borrower of the securities experience financial difficulties.

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  2022 Annual Report to Stockholders

Sprott Focus Trust
Notes to Financial Statements (continued)

As of December 31, 2022, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non Cash Collateral	Total Collateral
$22,277,825	$840,210	$22,067,000	$22,907,210
The following table presents financial instruments, net of the related collateral received by the Portfolio as of December 31, 2022.
Gross Amounts Not Offset in the Statement of Assets and Liabilities

Gross Asset Amounts Presented in Statement of Assets and Liabilities (a)	Financial Instrument	Collateral Received (b)	Net Amount (not less than $0)
$22,277,825	$—	$(22,277,825)	$—
(a)	Represents market value of loaned securities at year end.
(b)	The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.
All securities on loan are classified as Common Stock in the Fund’s Schedule of Investments as of December 31, 2022, with a contractual maturity of overnight and continuous.
Other information regarding the Fund is available in the Fund’s most recent Report to Stockholders. This information is available through Sprott Asset Management’s website (www.sprottfocustrust.com) and on the Securities and Exchange Commission’s website (www.sec.gov).

2022 Annual Report to Stockholders
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Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors of Sprott Focus Trust, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Sprott Focus Trust Inc., (the “Fund”), including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 1998.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 27, 2023

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  2022 Annual Report to Stockholders

Fund’s Portfolio Management, Investment Objectives and Policies and Principal Risks (unaudited)
The following information in this annual report is a summary of certain changes since April 27, 2005. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
Portfolio Management
W. Whitney George is the portfolio manager of the Fund. He has served as the portfolio manager of the Fund since 2000.
Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA Inc. (the “Sub-Adviser”) became the investment adviser and investment sub-adviser, respectively, of the Fund.
Investment Objectives and Policies
The Fund’s primary investment goal is long-term capital growth.
The Fund normally invests at least 65% of its assets in equity securities. The Sub-Adviser uses a value approach to invest the Fund’s assets in a limited number of domestic and foreign companies. While the Fund is not restricted as to stock market capitalization, the Sub-Adviser focuses the Fund’s investments primarily in small-cap companies (companies with stock market capitalizations between $500 million and $2.5 billion) and micro-cap companies (companies with stock market capitalizations below $500 million) with significant business activities in the United States. Stock market capitalization is calculated by multiplying the total number of common shares issued and outstanding by the per share market price of the common stock.
The Fund may invest up to 35% of its assets in direct obligations of the U.S. Government or its agencies and in the non-convertible preferred stocks and debt securities of domestic and foreign companies.
The Sub-Adviser invests the Fund’s assets primarily in a limited number of companies selected using a value approach. While it does not limit the stock market capitalizations of the companies in which the Fund may invest, the Sub-Adviser has historically focused on small-cap and micro-cap equity securities.
The Sub-Adviser uses a value method in managing the Fund’s assets. In selecting equity securities for the Fund, the Sub-Adviser evaluates the quality of a company’s balance sheet, the level of its cash flows and various measures of a company’s profitability. The Sub-Adviser then uses these factors to assess the company’s current worth, basing this assessment on either what it believes a knowledgeable buyer might pay to acquire the entire company or what it thinks the value of the company should be in the stock market. This analysis takes a number of factors into consideration, including the company’s future growth prospects and current financial condition.
The Sub-Adviser invests in the equity securities of companies that are trading significantly below its estimate of the company’s “current worth” in an attempt to reduce the risk of overpaying for such companies. The Sub-Adviser’s value approach strives to reduce some of the other risks of investing in small-cap companies (for the Fund’s portfolio taken as a whole) by evaluating various other risk factors. The Sub-Adviser attempts to lessen financial risk by buying companies with strong balance sheets. While no assurance can be given that this risk-averse value approach will be successful, the Sub-Adviser believes that it can reduce some of the risks of investing in the securities of small-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility. Although the Sub-Adviser’s approach to security selection seeks to reduce downside risk to the Fund’s portfolio, especially during periods of broad small-cap market declines, it may also potentially have the effect of limiting gains in strong small-cap up markets.
Principal Risks
Equity Securities Risk.
The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. A stock or stocks selected for the Fund’s portfolio may fail to perform as expected. A value stock may decrease in price or may not increase in price as anticipated by the portfolio managers if other investors fail to recognize the company’s value or the factors that the portfolio managers believe will cause the stock price to increase do not occur.

2022 Annual Report to Stockholders
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Fixed Income Securities.
Up to 35% of the Fund’s assets may be invested in direct obligations of the U.S. Government or its agencies and in non-convertible preferred stocks and debt securities of various domestic and foreign issuers, including up to 5% of its assets in below investment-grade debt securities, also known as high-yield/high-risk securities. There are no limits on the maturity or duration of the fixed income securities in which the Fund may invest.
Two of the main risks of investing in fixed income securities are credit risk and interest rate risk. Below investment-grade debt securities are primarily speculative and may entail substantial risk of loss of principal and non-payment of interest, but may also produce above-average returns for the Fund. Debt securities rated C or D may be in default as to the payment of interest or repayment of principal. As of the date of the financial statements, interest rates are near historical lows, which makes it more likely that they will increase in the future, which could, in turn, result in a decline in the market value of the fixed income securities held by the Fund.
Foreign Investments.
The Fund invests a portion of its assets in securities of foreign issuers. In most instances, investments will be made in companies principally based, or whose securities are traded in, the United States or the other developed countries of North America, Europe, Asia, Australia and New Zealand and not in emerging markets countries.
Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Foreign securities may be less liquid and may be subject to greater price volatility than domestic securities. Foreign investments also may be subject to local economic and political risks which might adversely affect the Fund’s ability to realize on its investment in such securities. No assurance can be given that the Sub-Adviser will be able to anticipate these potential events or counter their effects.
The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of the foreign securities it purchases, and its foreign investments may be adversely affected by changes in foreign currency rates. Consequently, the risks associated with such investments may be greater than if the Fund did engage in foreign currency transactions for hedging purposes.
Income earned or
received
by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.
Limited Number of Portfolio Holdings.
The Fund generally invests a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Fund’s overall value to decline to a greater degree.
Sector Risk.
To the extent the Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or materials sectors), the Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.
Securities Lending.
The Fund may lend up to 25% of its assets to brokers, dealers and other financial institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a global securities lending program organized and monitored by the Fund’s custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in the Sub-Adviser’s judgment, the consideration to be earned from such loans would justify the risk.
Share Price Discount.
The Fund is a closed-end registered investment company whose shares of common stock may trade at a discount to their net asset value. Shares of the Fund’s common stock are also subject to the market risks of investing in the underlying portfolio securities held by the Fund.
Small/Mid-Cap Companies.
The Fund normally invests primarily in small/mid cap companies, which may involve considerably more risk than investing in larger-cap companies. Investments in securities of micro-cap, small-cap a nd
/or mid-cap companies may involve considerably more risk than investments in s ecuritie
s of larger-cap companies.

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  2022 Annual Report to Stockholders

Warrants, Rights or Options.
The Fund may invest up to 5% of its assets in warrants, rights or options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest in the underlying security. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, market prices of warrants, rights or call options do not necessarily move parallel to the market prices of the underlying securities; market prices of put options tend to move inversely to the market prices of the underlying securities.

2022 Annual Report to Stockholders
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Directors and Officers
(Unaudited)
All Directors and Officers may be reached c/o Sprott Asset Management LP, 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J 2J1.

W. Whitney George, Director
1
, Senior Portfolio Manager
Year of Birth: 1958  |  Number of Funds Overseen: 1  |  Tenure: Director since 2013; Term expires 2024  |  Other Directorships: None
Principal Occupation(s) During Past Five Years:
Chief Executive Officer of Sprott Inc. since June 2022; President of Sprott Inc. from January 2019 to June 2022; Executive Vice President of Sprott Inc. from January 2016 to January 2019; Chief Investment Officer of Sprott Asset Management, LP, a registered investment adviser, since April 2018; Senior Portfolio Manager since March 2015 and Chairman since January 2017, Sprott Asset Management USA Inc.
Michael W. Clark, Director
Year of Birth: 1959  |  Number of Funds Overseen: 5  |  Tenure: Director since 2015; Term expires 2022  |  Other Directorships: None
Principal Occupation(s) During Past Five Years:
President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.
Peyton T. Muldoon, Director
Year of Birth: 1969  |  Number of Funds Overseen: 5  |  Tenure: Director since 2017; Term expires 2023  |  Other Directorships: None
Principal Occupation(s) During Past 5 Years:
Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm since 2011.
Leslie Barrett, Director
Year of Birth: 1965 | Number of Funds Overseen:
5  |  Tenure: Director since 2022; Term expires 2022  |  Other Directorships: None
Principal Occupations During past 5 years:
Senior Software Engineer at Bloomberg LP specializing in Natural Language Processing and Machine Learning since 2012.

James R. Pierce, Jr., Director
Year of Birth: 1956  |  Number of Funds Overseen: 5  |  Tenure: Director since 2015; Term expires 2024  |  Other Directorships: None
Principal Occupation(s) During Past Five Years:
Chairman of JLT Specialty Insurance Services, Inc. since September, 2014.
Thomas W. Ulrich, President, Secretary, Chief Compliance Officer
Year of Birth: 1963  |  Tenure: Since 2015
Principal Occupation(s) During Past Five Years:
Managing Director, Sprott Inc. group of companies (since January 2018); General Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); In-House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012).
Varinder Bhathal, Treasurer
Year of Birth: 1971  |  Tenure: since 2017
Principal Occupation(s) During Past 5 Years:
Chief Financial Officer of Sprott Asset Management LP since Dec 2018;
Managing Director, Corporate Finance and Investment Operations of Sprott Inc. since Oct 2017; Chief Financial Officer of Sprott Capital Partners since Oct 2016; Vice President, Finance of Sprott Inc. Dec 2015 to Oct 2017.

1
Mr. George is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to several relationships including his position as President of Sprott, Inc., the parent company of Sprott Asset Management USA Inc., the Fund’s sub-adviser.

The Statement of Additional Information has additional information about the Fund’s Directors and is available without charge, upon request, by calling (203) 656-2340.

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  2022 Annual Report to Stockholders

Board Approvals of Investment Advisory and Subadvisory Agreements
(Unaudited)

Board Approval of Investment Advisory and Sub-Advisory
Agreements for Sprott Focus Trust, Inc.
The Board of Directors (the “Board”) of Sprott Focus Trust, Inc. (the “Fund”) met in person at a regularly scheduled meeting on June 3, 2022, in Watch Hill, Rhode Island, for purposes of, among other things, considering whether it would be in the best interests of the Fund and its stockholders for the Board to approve the existing Investment Advisory Agreement by and between the Fund and Sprott Asset Management L.P. (the “Adviser”) and the existing Investment
Sub-Advisory Agreement
by and among the Fund, the Adviser, and Sprott Asset Management USA Inc. (the
“Sub-Adviser”)
(the
“Sub-Advisory
Agreement” and, together with the Investment Advisory Agreement, the “Agreements”).
In connection with the Board’s review of the Agreements, the directors who were not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (collectively, the “Independent Directors”) requested, and the Adviser and
Sub-Adviser
(together, the “Advisers”) provided the Board with, information about a variety of matters, including, without limitation, the following information:

•	nature, extent and quality of services to be provided by the Advisers, including background information on the qualifications and experience of key professional of the Advisers personnel that provide services to the Fund;

•	investment performance of the Fund, including comparative performance information for registered investment companies similar to the Fund;

•	fees charged to and expenses of the Fund, including comparative fee and expense information for registered investment companies similar to the Fund;

•	costs of the services provided, and profits realized by the Advisers;

•	and economies of scale.
In connection with the Board’s review of the Agreements, the Independent Directors considered the matters set forth above along with the following information:

•	Whitney George’s long portfolio management tenure with the Fund and its historical investment performance;

•	Mr. George’s significant ownership and, thus, stake in the Fund; and

•	the Advisers’ experience in managing pooled investment vehicles and accounts.
At the June 3, 2022 meeting, the Board and the Independent Directors determined that the continuation of the Agreements was in the best interests of the Fund in light of the services, personnel, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved them.
To reach this determination, the Board considered its duties under the 1940 Act as well as under the general principles of state law in reviewing and approving advisory contracts; the fiduciary duty of investment advisers with respect to advisory agreements and the receipt of investment advisory compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of each of the Agreements, the Independent Directors received materials in advance of the Board meeting from the Advisers. The Independent Directors also met with Mr. George. The Board applied its business judgment to determine whether the arrangements by and among the Fund, SAM and SAM USA are reasonable business arrangements from the Fund’s perspective as well as from the perspective of its stockholders.
Nature, Extent and Quality of Services Provided by SAM and SAM USA
The Board considered the following factors to be of fundamental importance to its consideration of the nature, extent and quality of services provided by the Advisers: (i) Mr. George’s long tenure as the portfolio manager of the Fund; (ii) Mr. George’s value investing experience and related track record; (iii) background information on the qualifications and experience of the Advisers’ senior management and the key professional personnel that provide services to the Fund; (iv) the Advisers’ experience in managing pooled investment vehicles and accounts and its related organizational capabilities; and (v) the financial soundness of Sprott Inc., each Adviser’s ultimate parent company. The Board noted and took into account how well both the Adviser and Sub-Adviser continued
to operate, with no diminishment of services, during the ongoing
COVID-19 crisis.
The Board noted that the Adviser, together with the
Sub-Adviser,
provided compliance services, research, trade execution, operations, risk monitoring, settlement, and service provider monitoring for the Fund. The Board discussed the allocation of responsibilities between the Adviser and Sub-Adviser, noting
that portfolio management was delegated to
the Sub-Adviser and
the Adviser retained oversight responsibilities. The Board concluded that each Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to continue performing its duties under the Agreements and that the nature, overall quality and extent of the management services provided by the Advisers to the Fund were satisfactory.
Investment Performance
The Board considered that for
the one-year period
ended December 31, 2021, the Fund returned 22.93%, slightly

2022 Annual Report to Stockholders
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Board Approvals of Investment Advisory and Subadvisory Agreements
(Unaudited) (continued)

underperforming the Russell 3000 Index (its benchmark index) and peer group, and the Fund’s Morningstar/Lipper/Strategic Insight category. The Board noted that since-inception (on November 1, 1996), the Fund had very slightly underperformed its benchmark index and outperformed the Morningstar/Lipper/Strategic Insight category and peer group, and returned 9.88%. For the five and ten-year
periods, the Fund underperformed its benchmark index, peer group and Morningstar/Lipper/Strategic Insight category. The Board discussed the differences between the holdings in the Fund’s portfolio and the components of the Russell 3000 Index.
Although the Board recognized that past performance was not necessarily an indicator of future results, it found that Mr. George, SAM, and SAM USA had the necessary qualifications, experience and track record to manage the Fund. In light of the foregoing, the Independent Directors determined that SAM continued to be the appropriate investment adviser for the Fund and that SAM USA continue to be the appropriate investment sub-adviser for
the Fund.
Fees and Expenses
The Board considered that the advisory fee payable to the Adviser was 1.00%, and the net expense ratio for the Fund was 1.12%. The Board noted that both the advisory fee was above the peer group averages and the expense ratio was below the peer group averages. The Board noted that the Sub-Adviser did
not receive any separate advisory fee from the Fund or the Adviser. After further discussion, the Board concluded that the fees collected by the Adviser for managing the Fund and overseeing the Sub-Adviser were
not unreasonable.
Profitability
The Board reviewed the profitability analysis provided by the Adviser with respect to its management of the Fund. The Board considered that no fees or expenses were allocated to the Sub-Adviser,
an entity affiliated and under the common control with the Adviser, and as such, the Board did not separately analyze the
Sub-Adviser’s
profitability. The Board noted that the Adviser earned a profit from managing the Fund over the past year. The Board discussed that the profit was not unreasonable when considering the resources devoted to implementing the Fund’s investment strategy, and the quality of the Fund’s personnel.
Economies of Scale
The Board considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the Fund through breakpoints in its management fees or other means, such as expense caps or fee waivers. The Board noted that the assets of the Fund were too small to meaningfully consider economies of scale and the necessity of breakpoints. The Board concluded that the current fee structure for the Fund was reasonable and that no changes were currently necessary.
Conclusion
It was noted that no single factor was cited as determinative to the decision of the Directors. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Sub-Advisory Agreement,
concluding that having the Fund continue to receive services from the Advisers under the Agreements was in the best interest of the stockholders of the Fund and that the investment advisory fee rate was reasonable in relation to the services provided.

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  2022 Annual Report to Stockholders

Notes to Performance and Other Important Information
(Unaudited)

The thoughts expressed in this report concerning recent market movement and future outlook are solely the opinion of Sprott at December 31, 2022 and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Fund’s portfolio and Sprott’s investment intentions with respect to those securities reflect Sprott’s opinions as of December 31, 2022 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in the Fund in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Fund on the website at www.sprottfocustrust.com.
Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell
®
is a trademark of Russell Investment Group. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Sprott by Russell Investments.
The Price-Earnings, or P/E, Ratio is calculated by dividing a fund’s share price by its trailing 12-month earnings-per share (EPS). The Price-to- Book, or P/B, Ratio is calculated by dividing a fund’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.
Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Fund’s future operating results
•	the prospects of the Fund’s portfolio companies
•	the impact of investments that the Fund has made or may make
•	the dependence of the Fund’s future success on the general economy and its impact on the companies and industries in which the Fund invests, and
•	the ability of the Fund’s portfolio companies to achieve their objectives.
This report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
The Fund has based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.
Authorized Share Transactions
The Board authorized a share repurchase program, under which the Fund may purchase up to 5% of its outstanding common shares between November 20, 2020 and December 31, 2021. On June 4, 2021, the Board approved the purchase of an additional 5% of the Fund’s outstanding common shares, in the open market, until December 31, 2022. Board of Trustees reauthorized an additional 5% repurchase of shares for Sprott Focus Trust on June 3rd, 2022 until December 31, 2023. Any such repurchase would take place at the prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.
The Fund is also authorized to offer its common stockholders an opportunity to subscribe for additional shares of its common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within the Board’s discretion.
Proxy Voting
A copy of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent
12-month
period ended June 30 is available, without

2022 Annual Report to Stockholders
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Notes to Performance and Other Important Information
(Unaudited) (continued)

charge, on the Fund’s website at www.sprottfocustrust.com, by calling (203) 656-2430 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov.
Quarterly Portfolio Disclosure
The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at www.sec.gov. The Fund’s holdings are also on the Fund’s website (www.sprottfocustrust.com) approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted.
Results of Stockholder Meetings
At the annual meeting of stockholders of Sprott Focus Trust, Inc., held on September 8, 2021, stockholders of record as of the close of business on July 19, 2021, voted to approve the following proposal:

Proposal 1: To elect two Directors to the Fund’s Board of Directors: W. Whitney George and James R. Pierce.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
W. Whitney George	25,352,898	577,328	0	0
James R. Pierce	25,352,898	577,328	0	0

At the annual meeting of stockholders of Sprott Focus Trust, Inc., held on September 7, 2022, stockholders of record as of the close of business on August 4, 2022, voted to approve the following proposal:

Proposal 1: To elect two Directors to the Fund’s Board of Directors: Leslie Barrett and Michael Clark.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Leslie Barrett	20,195,500	112,044	0	0
Michael Clark	20,209,858	97,686	0	0

The Director terms of W. Whitney George, James R. Pierce and Peyton Tansill Muldoon expire in 2023, 2024 and 2024, respectively.

DISTRIBUTION INFORMATION

The following 19(a) Notice presents the Funds’ most current distribution information as of November 30, 2022 as required by a certain exempted regulatory relief the Fund has received.

Because the ultimate tax character of your distributions depends on the Funds’ performance for its entire fiscal year (which is the calendar year for the Funds) as well as certain fiscal year-end (FYE) tax adjustments, estimated distribution source information you receive with each distribution may differ from the tax information reported to you on your Funds’ IRS Form 1099 statement.

DISTRIBUTION INFORMATION – AS OF DECEMBER 31, 2022

This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Funds’ Managed Distribution Policy.

Each Fund may in certain periods distribute more than its income and net realized capital gains, and the Funds currently estimate that they have done so for the fiscal year-to-date period. In such instances, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance. For example, if the Fund generates a positive total return during a reporting period that is commensurate with its distribution rate, and realizes net gains by selling portfolio securities, a substantial portion of its distribution will likely be characterized as capital gains; but if the Fund generated such commensurate returns but instead did not realize net gains by selling portfolio securities during that period, then a substantial portion of its distributions in most cases would largely be characterized as a “return of capital”, despite the fact that the distributions were commensurate with those positive returns. Neither a capital gain distribution nor a return of capital distribution should be confused with “yield” or “income.”

The amounts and sources of distributions set forth below are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Funds’ distributions and the basis for these estimates are available on www.sprott.com.

[The following table provides estimates of the Fund's distribution sources, reflecting year-to-date cumulative experience through the latest month-end. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.]

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  2022 Annual Report to Stockholders

APPENDIX

2022 19(a) Notices

SPROTT FOCUS TRUST, INC.

Sprott Asset Management LP Suite 2600, South Tower Royal Bank Plaza 200 Bay Street Toronto, Ontario Canada M5J 2J1 Tel: (855) 943-8099 Tel: (203) 636-0977

Notification of Sources of Distributions Pursuant to Section 19(a) of the Investment Company Act of 1940

Quarterly Distribution for Sprott Focus Trust, Inc.

Sprott Focus Trust, Inc. (NASDAQ-FUND) CUSIP 85208J109

Quarterly distributions in amounts listed in the table below are to be paid on the Common Stock of Sprott Focus Trust, Inc. (the “Fund” or “FUND”). The distribution, optionally payable in additional shares of Common Stock, or in cash by specific stockholder election, is to be paid on March 25, 2022 to stockholders of record at the close of business on March 14, 2022 (ex-dividend on March 11, 2022). The price of shares issued for reinvestment will be determined on March 18, 2022.

Distribution
Per Share
FUND	$0.1359

The reinvestment price is determined on the valuation date by the lower of the last reported sale price at the close of regular trading on the Fund’s listing Exchange or the net asset value (“NAV”) per share on the valuation date (but not less than 95% of the last reported sale price on that date).

The Fund’s estimated sources of the distribution to be paid on March 25, 2022 and for 2022 year-to-date are as follows:

Estimated Allocations as of February 28, 2022

	Distribution	Net Investment	Net Realized	Net Realized
	Per Share	Income	Short-Term Gains	Long-Term Gains	Return of Capital
FUND	$ 0.1359	$ 0.0066 (5%)	$ 0.0000 (0%)	$ 0.1293 (95%)	$ 0.0000 (0%)

Estimated Allocations for 2022 through February 28, 2022

	Distribution	Net Investment	Net Realized	Net Realized
	Per Share	Income	Short-Term Gains	Long-Term Gains	Return of Capital
FUND	$ 0.1359	$ 0.0066 (5%)	$ 0.0000 (0%)	$ 0.1293 (95%)	$ 0.0000 (0%)

You should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Distribution Policy. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Fund Performance and Distribution Rate Information:

	Average Annual Total	Annualized Current	Cumulative Total Return	Cumulative Fiscal Year
	Return (in relation to NAV	Distribution Rate	(in relation to NAV for the	Distribution Rate (as a
	for the 5-year Period	(expressed as a Percentage	Fiscal Year through	Percentage of NAV as of
	Ending on 2/28/2022)[1]	of NAV as of 2/28/2022)[2]	2/28/2022)[3]	2/28/2022)[4]
FUND	10.53%	5.95%	0.77%	1.49%

[1]	Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ended February 28, 2022. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.

[2]	The annualized Current Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of February 28, 2022.

[3]	Cumulative Total Return is the percentage change in the Fund’s NAV from December 31, 2021 to February 28, 2022, assuming reinvestment of distributions paid.

[4]	The Cumulative Fiscal Year Distribution Rate is the dollar value of distributions for the fiscal year period (January 1, 2022 to February 28, 2022), as a percentage of the Fund’s NAV as of February 28, 2022.

SPROTT FOCUS TRUST, INC.

Sprott Asset Management LP Suite 2600, South Tower Royal Bank Plaza 200 Bay Street Toronto, Ontario Canada M5J 2J1 Tel: (855) 943-8099 Tel: (203) 636-0977

Notification of Sources of Distributions Pursuant to Section 19(a) of the Investment Company Act of 1940

Quarterly Distribution for Sprott Focus Trust, Inc.

Sprott Focus Trust, Inc. (NASDAQ-FUND) CUSIP 85208J109

Quarterly distributions in amounts listed in the table below are to be paid on the Common Stock of Sprott Focus Trust, Inc. (the “Fund” or “FUND”). The distribution, optionally payable in additional shares of Common Stock, or in cash by specific stockholder election, is to be paid on June 24, 2022 to stockholders of record at the close of business on June 13, 2022 (ex-dividend on June 10, 2022). The price of shares issued for reinvestment will be determined on June 17, 2022.

Distribution
Per Share
FUND	$0.1389

The reinvestment price is determined on the valuation date by the lower of the last reported sale price at the close of regular trading on the Fund’s listing Exchange or the net asset value (“NAV”) per share on the valuation date (but not less than 95% of the last reported sale price on that date).

The Fund’s estimated sources of the distribution to be paid on June 24, 2022 and for 2022 year-to-date are as follows:

Estimated Allocations as of May 31, 2022

	Distribution	Net Investment	Net Realized	Net Realized
	Per Share	Income	Short-Term Gains	Long-Term Gains	Return of Capital
FUND	$ 0.1389	$ 0.0506 (36%)	$ 0.0688 (50%)	$ 0.0195 (14%)	$ 0.0000 (0%)

Estimated Allocations for 2022 through May 31, 2022

	Distribution	Net Investment	Net Realized	Net Realized
	Per Share	Income	Short-Term Gains	Long-Term Gains	Return of Capital
FUND	$ 0.2748	$ 0.0571 (21%)	$ 0.0687 (25%)	$ 0.1490 (54%)	$ 0.0000 (0%)

You should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Distribution Policy. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Fund Performance and Distribution Rate Information:

	Average Annual Total	Annualized Current	Cumulative Total Return	Cumulative Fiscal Year
	Return (in relation to NAV	Distribution Rate	(in relation to NAV for the	Distribution Rate (as a
	for the 5-year Period	(expressed as a Percentage	Fiscal Year through	Percentage of NAV as of
	Ending on 5/31/2022)[1]	of NAV as of 5/31/2022)[2]	5/31/2022)[3]	5/31/2022)[4]
FUND	10.60%	6.07%	2.43%	3.00%

[1]	Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ended May 31, 2022. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.

[2]	The annualized Current Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of May 31, 2022.

[3]	Cumulative Total Return is the percentage change in the Fund’s NAV from December 31, 2021 to May 31, 2022, assuming reinvestment of distributions paid.

[4]	The Cumulative Fiscal Year Distribution Rate is the dollar value of distributions for the fiscal year period (January 1, 2022 to May 31, 2022), as a percentage of the Fund’s NAV as of May 31, 2022.

SPROTT FOCUS TRUST, INC.

Sprott Asset Management LP Suite 2600, South Tower Royal Bank Plaza 200 Bay Street Toronto, Ontario Canada M5J 2J1 Tel: (855) 943-8099 Tel: (203) 636-0977

Notification of Sources of Distributions Pursuant to Section 19(a) of the Investment Company Act of 1940

Quarterly Distribution for Sprott Focus Trust, Inc.

Sprott Focus Trust, Inc. (NASDAQ-FUND) CUSIP 85208J109

Quarterly distributions in amounts listed in the table below are to be paid on the Common Stock of Sprott Focus Trust, Inc. (the “Fund” or “FUND”). The distribution, optionally payable in additional shares of Common Stock, or in cash by specific stockholder election, is to be paid on September 23, 2022 to stockholders of record at the close of business on September 12, 2022 (ex-dividend on September 9, 2022). The price of shares issued for reinvestment will be determined on September 16, 2022.

Distribution
Per Share
FUND	$0.1334

The reinvestment price is determined on the valuation date by the lower of the last reported sale price at the close of regular trading on the Fund’s listing Exchange or the net asset value (“NAV”) per share on the valuation date (but not less than 95% of the last reported sale price on that date).

The Fund’s estimated sources of the distribution to be paid on September 23, 2022 and for 2022 year-to-date are as follows:

Estimated Allocations as of August 31, 2022

	Distribution	Net Investment	Net Realized	Net Realized
	Per Share	Income	Short-Term Gains	Long-Term Gains	Return of Capital
FUND	$ 0.1334	$ 0.0195 (15%)	$ 0.0019 (1%)	$ 0.0107 (8%)	$ 0.1013 (76%)

Estimated Allocations for 2022 through August 31, 2022

	Distribution	Net Investment	Net Realized	Net Realized
	Per Share	Income	Short-Term Gains	Long-Term Gains	Return of Capital
FUND	$ 0.4082	$ 0.0767 (19%)	$ 0.0707 (17%)	$ 0.1595 (39%)	$ 0.1013 (25%)

You should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Distribution Policy. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Fund Performance and Distribution Rate Information:

	Average Annual Total	Annualized Current	Cumulative Total Return	Cumulative Fiscal Year
	Return (in relation to NAV	Distribution Rate	(in relation to NAV for the	Distribution Rate (as a
	for the 5-year Period	(expressed as a Percentage	Fiscal Year through	Percentage of NAV as of
	Ending on 8/31/2022)[1]	of NAV as of 8/31/2022)[2]	8/31/2022)[3]	8/31/2022)[4]
FUND	8.07%	6.48%	-6.16%	4.96%

[1]	Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ended August 31, 2022. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.

[2]	The annualized Current Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of August 31, 2022.

[3]	Cumulative Total Return is the percentage change in the Fund’s NAV from December 31, 2021 to August 31, 2022, assuming reinvestment of distributions paid.

[4]	The Cumulative Fiscal Year Distribution Rate is the dollar value of distributions for the fiscal year period (January 1, 2022 to August 31, 2022), as a percentage of the Fund’s NAV as of August 31, 2022.

SPROTT FOCUS TRUST, INC.

Sprott Asset Management LP Suite 2600, South Tower Royal Bank Plaza 200 Bay Street Toronto, Ontario Canada M5J 2J1 Tel: (855) 943-8099 Tel: (203) 636-0977

Notification of Sources of Distributions Pursuant to Section 19(a) of the Investment Company Act of 1940

Quarterly Distribution for Sprott Focus Trust, Inc.

Sprott Focus Trust, Inc. (NASDAQ-FUND) CUSIP 85208J109

Quarterly distributions in amounts listed in the table below are to be paid on the Common Stock of Sprott Focus Trust, Inc. (the “Fund” or “FUND”). The distribution, optionally payable in additional shares of Common Stock, or in cash by specific stockholder election, is to be paid on December 22, 2022 to stockholders of record at the close of business on December 12, 2022 (ex-dividend on December 9, 2022). The price of shares issued for reinvestment will be determined on December 15, 2022.

Distribution
Per Share
FUND	$0.1276

The reinvestment price is determined on the valuation date by the lower of the last reported sale price at the close of regular trading on the Fund’s listing Exchange or the net asset value (“NAV”) per share on the valuation date (but not less than 95% of the last reported sale price on that date).

The Fund’s estimated sources of the distribution to be paid on December 22, 2022 and for 2022 year-to-date are as follows:

Estimated Allocations as of November 30, 2022

	Distribution	Net Investment	Net Realized	Net Realized
	Per Share	Income	Short-Term Gains	Long-Term Gains	Return of Capital
FUND	$ 0.1276	$ 0.0000 (0%)	$ 0.0000 (0%)	$ 0.1276 (100%)	$ 0.0000 (0%)

Estimated Allocations for 2022 through November 30, 2022

	Distribution	Net Investment	Net Realized	Net Realized
	Per Share	Income	Short-Term Gains	Long-Term Gains	Return of Capital
FUND	$ 0.5358	$ 0.1454 (27%)	$ 0.0687 (13%)	$ 0.3218 (60%)	$ 0.0000 (0%)

You should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Distribution Policy. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Fund Performance and Distribution Rate Information:

	Average Annual Total	Annualized Current	Cumulative Total Return	Cumulative Fiscal Year
	Return (in relation to NAV	Distribution Rate	(in relation to NAV for the	Distribution Rate (as a
	for the 5-year Period	(expressed as a Percentage	Fiscal Year through	Percentage of NAV as of
	Ending on 11/30/2022)[1]	of NAV as of 11/30/2022)[2]	11/30/2022)[3]	11/30/2022)[4]
FUND	8.37%	5.73%	3.26%	6.02%

[1]	Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ended November 30, 2022. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.

[2]	The annualized Current Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of November 30, 2022.

[3]	Cumulative Total Return is the percentage change in the Fund’s NAV from December 31, 2021 to November 30, 2022, assuming reinvestment of distributions paid.

[4]	The Cumulative Fiscal Year Distribution Rate is the dollar value of distributions for the fiscal year period (January 1, 2022 to November 30, 2022), as a percentage of the Fund’s NAV as of November 30, 2022.

www.sprott.com

Item 2. Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Directors of the Registrant has determined that it has an audit committee financial expert.

(a)(2) Michael W. Clark is designated by the Board of Directors as the Registrant’s Audit Committee Financial Expert. Mr. Clark is “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees:

Year ended December 31, 2022 – $30,000

Year ended December 31, 2021 – $30,000

(b) Audit-Related Fees:

Year ended December 31, 2022 – $0

Year ended December 31, 2021 – $0

(c) Tax Fees:

Year ended December 31, 2022 – $7,200 – Preparation of tax returns

Year ended December 31, 2021 – $7,200 – Preparation of tax returns

(d) All Other Fees:

Year ended December 31, 2022 – $0

Year ended December 31, 2021 – $0

(e)(1) The Registrant has adopted policies and procedures requiring the pre-approval by the Audit Committee of audit and non-audit services provided to the Registrant by the Registrant’s independent registered public accounting firm, and the pre-approval of all audit and non-audit services provided to the Registrant’s investment adviser and any and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, to the extent that such services are directly related to the operations or financial reporting of the Registrant.

(e)(2) Not Applicable

(f)  Not Applicable

(g) Year ended December 31, 2022 – $7,200

  Year ended December 31, 2021 – $7,200

(h) No such services were rendered during 2022 or 2021.

Item 5. Audit Committee of Listed Registrants. The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Michael W. Clark, Peyton T. Muldoon, James R. Pierce, Jr., and Leslie Barrett are members of the Registrant’s audit committee.

Item 6. Investments.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. The Registrant’s Board has delegated all proxy voting decisions to Sprott Asset Management LP, the investment adviser to the Registrant (the “Adviser”). The Adviser has adopted written proxy voting policies and procedures for itself, the Fund, and any other client accounts for which the Adviser is responsible for voting proxies. From time to time, a vote may present a conflict between the interests of the Registrant’s shareholders, on the one hand, and those of the Adviser, or any affiliated person of the Registrant or the Adviser, on the other. If the Adviser becomes aware of any material conflict of interest in voting proxies with respect to the Registrant, the Adviser shall notify the Board of Directors of the Registrant and request the Board’s recommendations for protecting the best interests of Registrant’s shareholders.

PROXY VOTING POLICY AND PROCEDURES

I.	STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.	VOTING GUIDELINES

In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Generally speaking, the Adviser will vote in favor of the following proxy proposals:

(i)	electing and fixing number of directors

(ii)	appointing auditors

(iii)	ratifying director actions

(iv)	approving private placements exceeding a 25% threshold

(v)	changing a registered address

(vi)	authorizing directors to fix remuneration of auditors

(vii)	approving private placements to insiders exceeding a 10% threshold

(viii)	approving special resolutions to change the authorized capital of the company to an unlimited number of common shares without par value.

The Adviser will generally vote against any proposal relating to stock option plans that:

(i)	exceed 5% of the common shares issued and outstanding at the time of grant over a three year period (on a non-diluted basis);

(ii)

provide that the maximum number of common shares issuable pursuant to such plan be a “rolling” maximum that exceed 5% of the outstanding common shares at the date of the grant of applicable options; or

(iii)	reprices the stock option.

In certain cases, proxy votes may not be cast when the Adviser determines that it is not in the best interests of the client to vote such proxies.

The Adviser retains the discretion to depart from these polices on any particular proxy vote depending upon the facts and circumstances.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers of Closed-End Management Investment Companies (information as of March 10, 2023)

Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
W. Whitney George	Senior Portfolio Manager of Sprott Asset Management USA Inc.; Director of the Registrant	Since July 2002	Chief Executive Officer of Sprott Inc. since June 2022; President of Sprott Inc. January 2019 to June 2022; Executive Vice President of Sprott Inc. from January 2016 to January 2019; Chief Investment Officer of Sprott Asset Management, LP, a registered investment adviser, since April 2018; Senior Portfolio Manager since March 2015 and Chairman since January 2017, Sprott Asset Management USA Inc.

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (information as of December 31, 2022)

Other Accounts

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Value of Managed Accounts for which Advisory Fee is Performance Based
Registered investment companies	0	$0	0	$0
Private pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	0

Conflicts of Interest

The Portfolio Manager has day-to-day management responsibility for more than one account. This may create actual, potential or apparent conflicts of interest, as the Portfolio Manager may not be able to devote the same amount of time and attention to each account, or may give preferential treatment of one account over others in terms of allocation of resources or investment opportunities. The Portfolio Manager is subject to the policies and procedures of Sprott Asset Management USA Inc., the sub-adviser to the Registrant (the “Sub-Adviser”), that are intended to address conflicts of interest relating to the management of multiple accounts, including accounts that have different fee arrangements, and the allocation of investment opportunities. The Sub-Adviser reviews investment decisions of its investment personnel, including the Portfolio Manager, for the purpose of ensuring that all accounts with substantially similar investment objectives are treated equitably. The performance of similarly managed accounts is also compared to determine whether there are any unexplained significant discrepancies. In addition, the Sub-Adviser’s procedures relating to the allocation of investment opportunities require that similar client accounts that are managed using the same investment strategy participate in investment opportunities generally based on available cash as a percentage of total assets under management in the account, subject to certain considerations and clients’ respective investment guidelines and restrictions. The Portfolio Manager’s compensation is generally not based on, or linked to, the specific performance of a particular client or the level of assets under management.

(a)(3) Description of Portfolio Manager Compensation Structure (information as of December 31, 2022)

The Portfolio Manager receives a fixed salary, plus a discretionary bonus that is determined based on a variety of factors, including the Portfolio Manager’s contribution to the overall growth of the Sub-Adviser and its affiliates, leadership and other contributions to the Sub-Adviser. The Portfolio Manager’s compensation is not specifically linked to the performance of the Registrant or any other particular client account, or the value of the assets held in the portfolio of the Registrant or any other particular client account.

(a)(4) Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (information as of December 31, 2022)

The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Manager, including investments by his immediate family members sharing the same household and amounts invested through any retirement and deferred compensation plans.

Dollar Range of Registrant’s Shares Beneficially Owned

Over $1,000,000

(b) Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period – as indicated by Trade Date.[1,3]	(a) Total Number of Shares (or Units) Purchased[2]	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs[5]
Month #1 Jan 1 to Jan 31, 2022	135,118	$8.7503	135,118
Month #2 Feb 1 to Feb 28, 2022	–	—	—
Month #3 Mar 1 to Mar 31, 2022	70,871	$9.0543	70,871
Month #4 Apr 1 to Apr 30, 2022	167,026	$9.0446	167,026
Month #5 May 1 to May 31, 2022	74,495	$8.6794	74,495
Month #6 June 1 to June 30, 2022	—	—	—
Month #7 July 1 to July 31, 2022	—	—	—
Month #8 Aug 1 to Aug 31, 2022	—	—	—
Month #9 Sept 1 to Sept 30, 2022	—	—	—
Month #10 Oct 1 to Oct 31, 2022	2,070	$7.2853	2,070
Month #11 Nov 1 to Nov 30, 2022	38,604	$8.2714	38,604
Month #12 Dec 1 to Dec 31, 2022	75,028	$8.2257	75,028
Total	563,212		563,212

1.	The share repurchase program was announced on November 20, 2020.
2.	The dollar amount approved under the repurchase program is $50,000,000.
3.

The expiration date of the program was initially December 31, 2021; the program was reauthorized by the Board on June 4, 2021 to run through December 31, 2022. The Board reauthorized an additional 5% repurchase of shares for Sprott Focus Trust on June 3rd, 2022 until December 31, 2023.

4.	No plans have expired during the period.
5.	No limit has been placed on the number of shares to be repurchased by the Registrant other than those imposed by federal securities laws.

Item 10. Submission of Matters to a Vote of Security Holders. There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the Registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There was no change in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

During Sprott Focus Trust (the “Fund”) most recent fiscal year to date as of December 31, 2022, State Street Bank and Trust Company (“State Street”) served as the Fund’s securities lending agent.

As a securities lending agent, State Street is responsible for the implementation and administration of a Fund’s securities lending program. Pursuant to its respective Securities Lending Authorization Agreement (“Securities Lending Agreement”) with the Fund, State Street, as a general matter, performs various services, including the following:

•	lend available securities to institutions that are approved borrowers

•	determine whether a loan shall be made and negotiate and establish the terms and conditions of the loan with the borrower

•	ensure that all dividends and other distributions paid with respect to loaned securities are credited to the fund’s relevant account

•

receive and hold, on the fund’s behalf, or transfer to a fund account, upon instruction by the fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities

•	mark-to-market the market value of loaned securities relative to the market value of the collateral each business day

•

obtain additional collateral, as needed, in order to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement

•	at the termination of a loan, return the collateral to the borrower upon the return of the loaned securities

•	in accordance with the terms of the Securities Lending Agreement, invest cash collateral in permitted investments, including investments managed by the fund’s investment adviser

•

maintain records relating to the fund’s securities lending activity and provide to the fund a monthly statement describing, among other things, the loans made during the period, the income derived from the loans (or losses incurred) and the amounts of any fees or payments paid with respect to each loan

State Street is compensated for the above-described services from its securities lending revenue split. The tables below show the Fund earned and the fees and compensation it paid to service providers in connections with its securities lending activities during its most recent fiscal year.

Securities Lending Activities Income and Fees for Fiscal Year 2022
Gross income from securities lending activities (including income from cash collateral reinvestment)	$46,415

Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$7,292

Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$—

Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—

Rebate (paid to borrower)	$10,149

Other fees not included in revenue split	—

Aggregate fees/compensation for securities lending activities and related services	$17,441

Net income from securities lending activities	$28,974

Item 13. Exhibits. Attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPROTT FOCUS TRUST, INC.

By:	/s/ Thomas W. Ulrich
Thomas W. Ulrich
President

Date: June 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SPROTT FOCUS TRUST, INC.		SPROTT FOCUS TRUST, INC.

By:	/s/ Thomas W. Ulrich	By:	/s/ Varinder Bhathal
	Thomas W. Ulrich		Varinder Bhathal
	(Principal Executive Officer)		(Principal Financial Officer)

Date: June 28, 2023		Date: June 28, 2023